                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        ______________________________
                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 1, 2005

                      Structured Obligations Corporation

            (Exact name of registrant as specified in its charter)

        Delaware                    001-32226           20-6193036
        (State or other             (Commission         (IRS Employer
        jurisdiction of             File Number)        Identification
        incorporation or                                Number)
        organization)

        270 Park Avenue, New York, New York                          10013
        (Address of principal executive offices)                   (Zip Code)
        Registrant's telephone number including area code (212) 834-6000.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities
          Act (17CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This  current  report  on Form 8-K  relates  to a  distribution  made to holders  of  the  Certificates  issued  by the  Select  Notes  Trust  LT
      2004-1.

      Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the
      Securities Exchange Act of 1934, as amended (the "Exchange Act").
      Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W.,
      Washington, D.C. 20549. The Commission also maintains a site on the
      World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering,
      Analysis and Retrieval system. Neither Structured Obligations
      Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured
      Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's  Report with respect to the April 1, 2005  Distribution
               Date for the Select Notes Trust LT 2004-1

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By: /s/ Chadwick S. Parson
                                             Name:  Chadwick S. Parson
                                             Title: Authorized Signatory

April 6, 2005

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the April 1, 2005                 5
         Distribution Date for the Select Notes Trust LT 2004-1

                                 Exhibit 1

To the Holders of:
Select Notes Trust LT 2004-1
Long Term Certificates  Series 2004-1
*CUSIP:   81619PAF4

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust
LT 2004-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after March 1, 2005 and including the April 1, 2005
Interest Distribution Date (the "Interest Period") in respect of the April 1,
2005 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.   The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).
                               $ 101,250.00

   a.    Per certificate held amount of interest income to be included in
         Form 1099 for the year ending December 31, 2005 is set forth below.
                                $ 3.166041

2.   The total of all interest distributed to Certificateholders during the
     Interest Period is set forth below.
                               $ 167,895.00

3.   Total amount of advances made to the Trustee on the       $ 77,271.00
     Interest Distribution Date is

4.   Total amount of advances repaid to the Advancing Party      $ 0.00
     during the Interest Period is

5.   The net total of advances made during the      $ 77,271.00
     Interest Period is

   a.    The net amount owed by the Trust to the Advancing Party on the
         Interest Distribution Date is set forth below.
                               $553,066.00

6.   The total amount of interest expense paid to the Advancing Party during the Interest Period is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such
     Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).
                               $ 10,627.50

   a.    Per certificate held amount of interest expense to be included in Form
         1099 for the year ending December 31, 2005 is set forth below.
                               $ 0.3323171

7.   At the close of business on the Interest Distribution Date, there were
     31,980 Certificates outstanding.

8.   Payments made on Underlying Securities during the Interest period are as set forth below.
________________________________________________________________________________

Payment Date Description of Underlying Security           Principal   Interest
________________________________________________________________________________

03/15/2005   General Electric Capital                     $ 0.00    $ 101,250.00
             Corporation 6.75% Global Medium -
             Term Notes, Series A due March
             15, 2032.
________________________________________________________________________________

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the
CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.

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